                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 30, 1996
- --------------------------------------------------------------------------------

                               TRIDEX CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   CONNECTICUT
- --------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-5513                                            06-0682273
- --------------------------------------------------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

                       61 WILTON ROAD, WESTPORT, CT 06880
- --------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 226-1144
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On April 30, 1996, Tridex Corporation ("Tridex") announced that it had engaged an investment banking firm to pursue an underwritten public offering of up to 20% of the equity of its Printer Group, which consists of two Tridex subsidiaries, Magnetec Corporation and Ithaca Peripherals Incorporated. Attached hereto as Exhibit A, and incorporated herein by reference, is the complete text of the news release issued by Tridex on April 30, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRIDEX CORPORATION



                             By: /s/ Seth M. Lukash
                                -----------------------------------
                                Seth M. Lukash
                                Chairman of the Board
                                and Chief Executive Officer


Date:  May 2, 1996

                                EXHIBIT INDEX


                           Exhibit A - News Release